Summary of Significant Accounting Policies (Details Textual) - USD ($)	12 Months Ended
	Jun. 30, 2019	Jun. 30, 2018	Feb. 29, 2016
Summary of Significant Accounting Policies (Textual)
Cash deposits	$ 9,216,600
Expected impact statements
Effect of adoption
Operating cash flows activities	(10,497,854)	(6,002,078)
Accumulated deficit	(111,662,367)	$ (94,344,307)
Proceeds from the sale of common stock and warrants	17,839,656
Promissory notes converted	8,030,365
Non-recurring expenses related to the settlement	$ 1,600,000
Private placements transaction related, description	The Company raised approximately $10,900,000 in the fourth quarter through private placements of common stock and warrants, and subsequent to June 30, 2019, the Company raised approximately an additional $975,000 through private placements of common stock and exercises of outstanding investor warrants, which resulted in the Company having approximately $7,735,000 in cash and cash equivalents at September 23, 2019. Based on its budgeted cash flow requirements, the Company believes these funds are sufficient to fund its ongoing operations for at least one year after the issuance of these consolidated financial statements. The Company expects that the cash burn rate for the 12 months ended September 30, 2020, will be between $5-6 million, which includes approximately $2 million of discretionary research and development ("R&D") spending, as the data analysis on the Phase 2a clinical trial is completed and the planning and preparation for the next clinical trial is conducted.
Computers and Software [Member]
Summary of Significant Accounting Policies (Textual)
Fixed assets, estimated useful life	3 years
Furniture and Fixtures [Member]
Summary of Significant Accounting Policies (Textual)
Fixed assets, estimated useful life	7 years